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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 5, 1997


                                 Panavision Inc.
             (Exact name of registrant as specified in its charter)


                                    Delaware
                 (State or other jurisdiction of incorporation)

      001-12391                                         13-3593063
(Commission File Number)                  (I.R.S. Employer Identification No.)


                               6219 De Soto Avenue
                        Woodland Hills, California 91367
                    (Address of principal executive offices)


                    Registrant's telephone number, including
                            area code: (818) 316-1000


                                 Not Applicable
         (Former name or former address, if changed since last report.)




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Item 2. Acquisition of Assets.

On June 5, 1997, Panavision Inc. (the "Company"), together with certain of its subsidiaries, consummated the transactions contemplated by an Agreement, dated as of May 18, 1997, to acquire all of the outstanding share capital of Samuelson Group Limited, a U.K. company, from Visual Action Holdings PLC. In connection with this transaction, the Company also purchased all of the outstanding capital stock of Victor Duncan, Inc., a Delaware corporation, and of Visual Action Holdings (N.Z.) Limited, a New Zealand company. The total purchase price for the three companies was (pound)37,500,000 (approximately $61,000,000), including approximately (pound)2,160,000 (approximately $3,500,000) of assumed indebtedness, which amount was determined as a result of arm's length negotiations between representatives of each of the Company and Visual Action Holdings PLC.

The predominant portion of the equipment acquired in connection with these transactions consisted of film cameras, lenses and accessories which were rented by the sellers to makers of commercials, television programs and feature films. The Company intends to continue to rent such equipment.

The acquisition was financed under a Credit Agreement, dated as of June 5, 1997, between the Company and The Chase Manhattan Bank for a revolving line of credit and term loans in a maximum aggregate amount of $150,000,000.


Item 7. Financial Statements and Exhibits

          (a)     Financial Statements

                  The financial statements of the businesses acquired will be filed by amendment not later than 60 days after the date by which this Current Report on Form 8-K must be filed.

          (b)     Pro Forma Financial Information

                  Pro forma financial information that would be required pursuant to Article 11 of Regulation S-X will be filed by amendment not later than 60 days after the date by which this Current Report on Form 8-K must be filed.

          (c)     Exhibits:

                  The following exhibits are filed as part of this report:


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                  2.1   Agreement, dated May 18, 1997, among Visual Action
                        Holdings PLC, Panavision Europe Limited and Panavision, Inc.*

                  2.2 Agreement, dated May 18, 1997 between Visual Action Holdings PLC and Panavision Inc.*

                  2.3 Stock Purchase Agreement, dated May 18, 1997, among Visual Action Holdings, Inc., Visual Action Holdings PLC and Panavision Inc.*

                  99.1  Press Release issued by Panavision Inc., dated
                        June 5, 1997


------------------
     *   Incorporated by reference to Item 7(c) of the Current
         Report on Form 8-K of the Company dated May 18, 1997, as filed with the Securities and Exchange Commission via
         EDGAR on May 29, 1997.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     Panavision Inc.


Dated: June 11, 1997                                 By: /s/ William C. Scott
                                                         --------------------
                                                          William C. Scott
                                                          Chairman and Chief
                                                          Executive Officer




















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                                  EXHIBIT INDEX


Exhibit No.        Description
-----------        -----------
2.1 Agreement, dated May 18, 1997, among Visual Action Holdings PLC, Panavision Europe Limited and Panavision Inc.*

2.2 Agreement, dated May 18, 1997, between Visual Action Holdings PLC and Panavision Inc.*

2.3 Stock Purchase Agreement, dated May 18, 1997, among Visual Action Holdings Inc., Visual Action Holdings PLC and Panavision Inc.*

99.1           Press Release issued by Panavision Inc., dated June 5, 1997



------------------
     *   Incorporated by reference to Item 7(c) of the Current
         Report on Form 8-K of the Company dated May 18, 1997, as filed with the Securities and Exchange Commission via
         EDGAR on May 29, 1997.








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